SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ]  Preliminary Proxy Statement      [ ]  Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))

     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                      MINDEN BANCSHARES, INC.
          (Name of Registrant as Specified In Its Charter)

     Jack E. Byrd, Jr., President and Chief Executive Officer
           (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (Check the appropriate box):

     [X]   No fee required
     [ ]   Fee computed on table below per Exchange Act Rules 14a-
                6(i)(4) and 0-11.

           1)  Title of each class of securities to which transaction applies:

           2)  Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           4)  Proposed maximum aggregate value of transaction:

           5)  Total fee paid:


     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:



                             MINDEN BANCSHARES, INC.
                                  P. O. Box 400
                          Minden, Louisiana 71058-0400


                                 March 25, 1999



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Minden Bancshares, Inc. at 5:30 p.m. on Tuesday, April 13, 1999. A formal notice setting forth the business to come before the meeting and a proxy statement are enclosed. The meeting will be held in the main office of Minden Bank & Trust Company at 401 Main Street, Minden, Louisiana, 71055.

     At the meeting you will be asked to elect fourteen directors, each to serve until the 2000 Annual Meeting and to ratify the appointment of Heard, McElroy & Vestal as independent auditors for Minden Bancshares, Inc. for 1999. The Board of Directors recommends a vote "FOR" the election of the nominees for directors and the ratification of independent auditors.

     Regardless of the number of shares you own, it is important that you vote them at the meeting, either in person or by proxy. We will appreciate your signing and returning the proxy card in the enclosed postage-paid, return envelope so that your shares can be voted in the event you are unable to attend the meeting. Your proxy may be revoked if you are present at the meeting and elect to vote in person. It may also be revoked in the manner set forth in the Proxy Statement.

                                       Sincerely,


                                       Harry E. McInnis, Jr.
                                       Chairman of the Board


                                       Jack E. Byrd, Jr.
                                       President and C.E.O.


                             MINDEN BANCSHARES, INC.
                                  P. O. BOX 400
                         MINDEN, LOUISIANA   71058-0400


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 13, 1999

To the Shareholders of Minden Bancshares, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Minden Bancshares, Inc. ("Minden Bancshares") will be held on Tuesday, April 13, 1999, at 5:30 o'clock p.m., local time, at the main office of Minden Bank & Trust Company, (the "Bank") 401 Main Street, Minden, Louisiana, 71055 for the following purposes:

1. Election of twelve persons to serve as Directors of Minden Bancshares until the 2000 Annual Meeting of Shareholders and until their successors are elected and qualified.

2. Ratification of the appointment of Heard, McElroy & Vestal as independent auditors for Minden Bancshares for 1999.

3. Such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on March 9, 1999, are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

     ALL SHAREHOLDERS ARE ENCOURAGED TO READ THE ACCOMPANYING PROXY STATEMENT CAREFULLY FOR FURTHER INFORMATION CONCERNING THE ELECTION OF DIRECTORS AND RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS THAT WILL BE PRESENTED AT THE ANNUAL MEETING.

     Please sign and date the enclosed proxy and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time, as described in the accompanying Proxy Statement.

                                       BY ORDER OF THE BOARD OF DIRECTORS
                                       OF MINDEN BANCSHARES, INC.


                                       HARRY E. MCINNIS, JR.
                                       CHAIRMAN OF THE BOARD


Minden, Louisiana                      JACK E. BYRD, JR.
March 25, 1999                         PRESIDENT & C.E.O.





                             MINDEN BANCSHARES, INC.
                                  P. O. BOX 400
                          MINDEN, LOUISIANA 71058-0400

                             ------------------------


                                 PROXY STATEMENT


     The enclosed Proxy, which is first being mailed to shareholders on or about March 25, 1999, is solicited on behalf of the Board of Directors (the "Board") of Minden Bancshares, Inc., ("Minden Bancshares"), the parent company of Minden Bank & Trust Company (the "Bank"), for use at the Annual meeting of Shareholders (the "Annual Meeting") of Minden Bancshares to be held on April 13, 1999 at 5:30 o'clock p.m., local time, or at any adjournment thereof. The purposes of the meeting are set forth herein and in the accompanying "Notice of Annual Meeting of Shareholders." The Annual Meeting will be held at the main office of the Bank, 401 Main Street, Minden, Louisiana 71055.

     Minden Bancshares will bear the cost of this solicitation which is being conducted by the directors, officers and regular employees of Minden Bancshares at no additional compensation over regular salaries.

Procedural Matters
------------------

     Shareholders of record at the close of business on March 9, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 309,816 shares of Minden Bancshares' common stock were issued and 280,583 shares were outstanding and were held of record by a total of 461 holders. For information regarding holders of five (5%) percent or more of Minden Bancshares' outstanding common stock, see "Voting Securities and Principal Holders Thereof."

Voting Rights
-------------

     The common stock of Minden Bancshares is its only class of voting securities. On March 9, 1999 there were 309,816 shares of common stock issued with 280,583 shares outstanding. On all matters which come before the Annual Meeting, each shareholder, or his or her proxy will be entitled to cast one (1) vote for each share of stock held of record as of the close of business on March 9, 1999.

Right of Revocation
-------------------

     Any shareholder executing a Proxy for the Annual meeting on the Proxy form enclosed may revoke the Proxy by submitting written notice of revocation to Jack
E. Byrd, Jr., President of Minden Bancshares, Inc., at 401 Main Street, Minden, Louisiana, 71055, by submitting an executed proxy of a later date prior to the Annual Meeting or by attending the Annual Meeting and voting in person.

Purpose of the Annual Meeting
-----------------------------

     The purposes of the Annual Meeting are to elect as directors the twelve
(12) persons listed in this Proxy Statement (See, "Election of Directors"), to ratify the appointment of Heard, McElroy & Vestal as Minden Bancshares' independent public accountants for the current fiscal year (See "Ratification of Appointment of Independent Auditors") and to transact such other business as may properly come before the Annual Meeting.

Vote Required for Approval
--------------------------
     The by-laws of Minden Bancshares provide that the presence in person or by proxy of the holders of a majority of the total voting power is required to constitute a quorum at any meeting of shareholders.

     The Articles of Incorporation of Minden Bancshares, Inc. dictate that a majority of votes actually cast shall decide any matter properly before any shareholders' meeting organized for the transaction of business, except that Directors shall be elected by plurality vote.

     All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of:

  1. The election to the Board of Directors of the fourteen nominees named in this Proxy Statement.

  2. The ratification of action taken by the Board of Directors in selecting Heard, McElroy & Vestal as independent auditors to audit Minden Bancshares consolidated financial statements for the year ending December 31, 1999.

Voting Securities and Principal Holders Thereof
-----------------------------------------------

     Minden Bancshares, Inc. has issued and outstanding only one class of voting stock, it being capital Common Stock. So far as is known to Management of Minden Bancshares, Inc. as of the Record Date, the following person owned beneficially more than five (5%) percent of the outstanding shares of common stock of Minden Bancshares:

                                   Shares of Stock               Percent
Name and Address                  Beneficially owned             of Class

Harry E. McInnis, Jr. <F1>               15,589                     5.56%
P. O. Box 1114
Minden, Louisiana 71058-1114

<F1>    Includes 6,839 shares held by McInnis Brothers Construction, Inc. of which Mr. Harry E. McInnis, Jr. is President.

        There are no outstanding options held by either of the above beneficial owners.

Election of Directors
---------------------

     The Articles of Incorporation of Minden Bancshares, Inc. provide that all of the corporate power of Minden Bancshares, Inc. will be vested in and the business affairs managed by a board of more than one director of which the board will determine its number. The Board of Directors at its meeting of February
9, 1999, voted that the number of directors for the ensuing year be fixed at twelve (12).

     The Board of Directors has nominated the twelve persons named below to serve as directors until the next Annual Meeting of shareholders or until their earlier death, resignation or removal from office. Each of the twelve nominees is presently a member of the Board of Directors and has consented to serve another term as a director if elected.

     Although the Board does not expect that any of the nominees named will be unavailable for election, in the event of a vacancy in the slate of nominees due to death or any other unexpected occurrence, it is intended that shares of common stock represented by proxies in the accompanying form will be voted for the election of a substitute.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL THE HEREIN NAMED NOMINEES FOR DIRECTOR.

Information Concerning Directors and Nominees
---------------------------------------------

     The nominees for election as directors, together with certain information by each nominee and by all directors and executive officers of Minden Bancshares, Inc. as a group as of March 9, 1999, are as follows:

                                                Amount and
Name, Age, Present            Year First        Nature of        Percentage
Position and Principal        Became            Beneficial       of
Occupation <F2>               Director <F3>     Ownership <F4>   Class
---------------------        ------------      -------------     -----
R. Thad Andress (66)              1980            5,073 <F5>      1.81%
Investments

Don L. Brice (62)                 1975            2,053 <F6>        *
President, Pelican Wood,
Inc., a hardwood processing
plant

Dr. Edward D. Brown (62)          1987              400             *
Dentist

Jack E. Byrd, Jr. (52)            1983           12,507           4.46%
President and Chief Executive
Officer of Minden Bancshares
and the Bank since 1989

Dr. Gary G. Daniel (66)           1970            3,449           1.23%
Physician

Hal K. Jackson (66)               1974              189             *
Senior Vice President of
the Bank

James D. Madden (61)              1970            5,637           3.87%
Father of S. Douglas Madden.
President, Madden Contracting
Company, Inc., a highway
construction company

S. Douglas Madden (38)            1986           10,868           3.87%
Son of James D. Madden.
President, Louisiana Road-
builders, Inc. and Vice
President, Madden Contracting
Company, Inc., both highway
construction companies

Harry E. McInnis, Jr. (54)        1978           15,589 <F7>       5.56%
Chairman, Board of Directors
of Minden Bancshares and the
Bank since 1991.  President,
McInnis Brothers Construction,
Inc., a general commercial
and industrial construction
firm

John W. Montgomery (62)           1970            1,953              *
Secretary
Attorney

Joe E. Ratcliff (59)              1987            1,276              *
Owner, Vivian's House of
Fashion, a retail clothing
establishment

R. E. Woodard, III (46)           1982              701              *
Financial Consultant,
Lincoln Financial Advisors, Inc.


Total Directors and Executive Officers
as a group, including those named above          70,294           25.05%

*Less than 1 percent

(Footnotes follow)

<F2>    Unless otherwise indicated, all Directors and nominees have held the position indicated with the same entity for more than the past five years. There are no family relationships other than "father-son" shown for James D. Madden and S. Douglas Madden.

<F3>    Year given is the year  in which the individual  first became a
        Director of Minden Bancshares or the Bank.

<F4>    Stock ownership information given is as of March 9, 1999.

<F5>    Includes 1,000 shares  held  by R. H. Miller Insurance, Inc. of which
        Mr. Andress is President and 1,080 shares for which Mr. Andress holds "Power of Attorney" from his four (4) children.

<F6>    Includes 214 shares held in name of Mr. Brice's wife.

<F7>    Includes 6,839 shares held  by  McInnis  Brothers Construction,  Inc.
        of which Mr. McInnis is President.

     Under Section 16(a) of the Securities Exchange Act of 1934, Directors and executive officers of the Corporation are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in Minden Bancshares' stock. To Minden Bancshares' knowledge, based upon review of copies of reports furnished to Minden Bancshares and written representation of its directors, it appears that all required reports were timely filed.

Committees of the Board of Directors of Minden Bancshares
---------------------------------------------------------

     There are no committees of the Board of Directors of Minden Bancshares.
The members of the Board of Directors of Minden Bancshares also serve on the Board of Directors of the Bank. The Bank has a standing audit committee, compensation committee, executive committee and personnel committee. There is not a standing director nominating committee. This function is performed by the entire Board of Directors. The Board of Directors of Minden Bancshares, Inc. met nine times during 1998, all of which were regular scheduled meetings. The
Board of Directors of the Bank met twelve times during 1998, all of which were regular scheduled meetings.

     The audit committee is comprised of four directors who are not officers of the Bank. The audit committee was comprised of S. Douglas Madden, Joe E. Ratcliff, Howard G. Spillers and R. E. Woodard, III. The audit committee determines the scope and detail of the internal audit and loan documentation review programs, it reviews the audit and loan documentation review reports
monthly and reports to the Board of Directors.   The audit committee makes
recommendation to the Board of Directors of Minden Bancshares, Inc. for the independent auditors to perform the annual audit. The audit committee met twelve times during 1998.

     The compensation committee consists of three directors who are not employees of the Company. The compensation committee was comprised of Harry E. McInnis, Jr., R. Thad Andress and James D. Madden. The compensation committee administers the stock incentive plan and recommends executive compensation to the Board of Directors for its approval. The compensation committee met once during 1998.

     The executive committee is comprised of the Chairman of the Board and two additional directors who are not officers of the Bank, and Jack E. Byrd, Jr., President and Chief Executive Officer and Hal K. Jackson, Senior Vice President. The other directors serving are Harry E. McInnis, Jr., R. Thad Andress and James
D. Madden. The executive committee, during intervals between meetings of the Board, may exercise the powers of the Board of Directors except with regard to a limited number of matters. The executive committee recommends to the Board of Directors, for approval, the directors' compensation. All actions of the executive committee are submitted to the full Board for review and ratification. The executive committee met seven times during 1998.

     The personnel committee is comprised of three directors who are not officers of the Bank and Jack E. Byrd, Jr., President and Chief Executive Officer. The other directors serving on the personnel committee are Dr. Edward
D. Brown, Dr. Gary G. Daniel and John W. Montgomery. The personnel committee is responsible for administering Minden Bank's benefit programs and provides guidance to overall salaries and bonuses exluding executive compensation and the stock incentive plan which is administered by the compensation committee. The personnel committee met twice during 1998.

     All directors nominated for election attended in excess of 75% of the aggregate of the meetings of the Board of Directors of Minden Bancshares, the Bank and committees of the Bank on which they served.

Directors Fees
--------------

     The members of the Board of Directors of Minden Bancshares who also served on the Board of Directors of the Bank, who were not salaried officers, received the following annual compensation by the Bank as follows:

     1.  Those who served on the loan committee for
           all twelve months (three)                   $16,100.00
     2.  Those who served on the loan committee on
           a rotating basis for two months (nine)      $13,700.00

     There were no other means of compensation provided for the Directors of Minden Bancshares and the Bank.

Compensation Committee Report on Executive Compensation
-------------------------------------------------------

     The compensation of the Company's executive officers is reviewed by the compensation committee of the Board of Directors and recommendations are made to the Board of Directors for its approval. In 1995, the Company retained an independent compensation consulting firm to conduct an analysis of executive compensation. A group of nine banks, financial institutions similar in asset size, profit performance, and geographic location were selected as a "Comparator Group" for the analysis. From this analysis, the Committee established compensation programs which are intended to enable the Company to attract, motivate, reward, and retain the management talent required for achievement of performance objectives in a rapidly changing industry and thereby to increase stockholder value. The information obtained in 1995 was utilized to determine the 1995 and 1996 executive compensation. During 1997 and 1998, the Committee utilized the services of the same consulting firm retained in 1995 to provide current statistical information on similar financial institutions comparable to those selected in the 1995 study. The Committee utilized the original 1995 analysis along with the updated statistical information to make its recommen-dation to the Board of Directors regarding executive compensation for 1998.
It is the policy of the Company to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the Company's business.
To attain these objectives, the Company's compensation program includes a competitive base salary with executive bonus arrangements and stock options granted under the stock incentive plan which are based on performance of the Company's business, primarily as reflected in the achievement of certain earnings and growth goals.

Compensation of Chief Executive Officer
---------------------------------------

     Jack E. Byrd, Jr., Chief Executive Officer of the Company. Mr. Byrd was awarded a bonus for the 1998 calendar year in the amount of $50,000 for achieving earnings and growth goals. In order to more closely tie Mr. Byrd's total compensation to the interests of shareholders and to provide a long-term incentive for achieving high performance goals, he was granted 1,000 shares of nonqualified stock options under the Minden Bancshares, Inc. Stock Incentive Plan. The option price determined by the compensation committee and the Board of Directors for 1998 was Book Value of the stock ($127.32) at the close of business 1998.

Stock Incentive Plan
--------------------

     The company adopted the Minden Bancshares, Inc. Stock Incentive Plan at its annual meeting on April 9, 1996, effective for the year ended December 31, 1995. The Stock Incentive Plan is administered by the compensation committee. The plan is discretionary and the individual incentive awards are based upon performance of the respective officers. The types of incentives which may be granted individually or in combination are (a) incentive stock options and nonqualified stock options; (b) stock apreciation rights ("SARS"); (c) stock awards; (d) restricted stock and (e) performance shares. The duration of the plan shall be until all incentives awarded have been satisfied of which no incentives may be granted after ten years from date the plan is adopted.

Executive Compensation
----------------------

     The following table sets forth the annual and long-term compensation with respect to the Chief Executive Officer. No other officer of the company earned more than $100,000 for services rendered for the years ended December 31, 1998, 1997 and 1996.

              Summary Compensation Table <F9>

Name and
Principal                                                  Other Annual
Position            Year      Salary         Bonus         Compensation
--------            ----      ------         -----         ------------
Jack E. Byrd, Jr.   1998      $180,000       $50,000       None
President, CEO &
Director, Minden    1997      $157,500       $62,500       None
Bancshares and
Minden Bank         1996      $157,500       $60,000       None

<F9>     No long-term compensation  was realized during the last three fiscal years.

                    Option/SAR grants in Last Fiscal Year <F12>


                              Individual Grants
                    -----------------------------------------------------
                    Number of
                    Securities     % of Total
                    Underlying     Options Granted          Exercise
                    Options        to Employees in          Expiration
Name                Granted<F11>   Fiscal Year<F10>         Date<F11>
----                ------------   ----------------         ---------
Jack E. Byrd, Jr.      1,000            48.8%               12/31/08
Other Officers         1,050            51.2%               12/31/08
                       -----           ------

Totals                 2,050           100.0%
                       =====           ======

<F10>    No Stock Appreciation Rights (SARs) were granted during fiscal 1998.

<F11>    Options may be exercised up to ten years after granted.


               Aggregate Option Exercises in Last Fiscal Year and
                         Fiscal Year End Option Values

                                                  Number of Unexercised Options
                                                        at Fiscal Year End
                         Shares    Value
                         Acquired Realized<F14>   Exercisable     Unexercisable

                         -------  -----------     -----------     -------------
Jack E. Byrd, Jr.           0          0             4,000              0
Other Officers            150          0             3,475              0
                            -          -             -----              -

TOTALS                    150          0             7,475              0
                            =          =             =====              =


                         Value of Unexercised In-the-Money
                          Options at Fiscal Year End<F14>

                         Exercisable         Unexercisable
                         -----------         -------------
Jack E. Byrd, Jr.          $87,390                 0
Other Officers              65,232                 0
                           -------                 -

TOTALS                    $152,622                 0
                           =======                 =

<F14>    Market value of underlying securities at exercise or year end minus option price. None of the outstanding options were repriced during Fiscal 1998.


Indebtedness of Directors and Executive Officers
------------------------------------------------

     Some of the directors and executive officers of Minden Bancshares, Inc. and the Bank and companies or organizations with which they are associated have had, and may have in the future, banking transactions with the Bank in the ordinary course of the Bank's business. All loans and commitments to loan to the directors and executive officers of the Bank, and their associates, have been made on substantially the same terms, including interest rates, collateral requirements, and repayment schedules as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, do not involve more than a normal risk of collection or present unfavorable features.

Transactions and Relations with Directors and Associates and Affiliates of
--------------------------------------------------------------------------
Directors
---------

     During 1998, McInnis Insurance Agency, Inc., of which Mr. Harry E. McInnis, Jr. is a director, and Miller Woodard Walker Insurance Agency, Inc., of which Mr. R. E. Woodard, III is Vice President, furnished various insurance policies customarily purchased in the banking industry to Minden Bancshares, Inc. and the Bank. Insurance coverage is reviewed and approved by the insurance committee of the Board of Directors, comprised of members excluding Mr. McInnis and Mr. Woodard. Premiums paid by Minden Bancshares, Inc. and the Bank and commissions earned by McInnis Insurance Agency, Inc. and Miller Woodard Walker Insurance Agency, Inc. were reasonable and comparable to those prevailing at that time in the marketplace.

     During 1998, Mr. John W. Montgomery, Attorney, who is a director of Minden Bancshares, Inc. and the Bank, represented Minden Bancshares, Inc. and the Bank in certain legal matters including collection of problem loans. Mr. Montgomery's billings included reimbursable costs plus fees based upon actual time involved at his standard billing rates, which are based upon current market for these services.

Supervision and Regulation
--------------------------

     Minden Bancshares, Inc. is a registered bank holding company subject to regulation by the FRB under the BHCA. Minden Bancshares, Inc. is required to file financial information with the FRB periodically and is subject to periodic examination by the FRB. Minden Bancshares, Inc. is also subject to regulation by the OFI and must file periodic information with that state agency. The OFI also conducts periodic examinations of Minden Bancshares, Inc.

     The Bank is a member of the Federal Reserve System and as such, is subject to the supervision of and is regularly examined by the FRB and the OFI. The Bank is also subject to the supervision of and may be examined by the FDIC.

Pending or Threatened Litigation or Claims

     There is no pending or threatened litigation or claims in which Minden Bancshares, Inc. and/or the Bank is named as defendant of which management is aware.


Annual Report
-------------

     The Annual Report to Shareholders containing financial statements for the Company's 1998 calendar year has been mailed to the shareholders prior to or with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

     Upon written request by a shareholder, Minden Bancshares, Inc. will provide a copy of Minden Bancshares' Form 10-KSB Annual Report for 1998 including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission. Such requests should be addressed to the President, Minden Bancshares, Inc., P. O. Box 400, Minden, LA 71058-0400.

     The public may read and copy any materials filed by Minden Bancshares with the SEC at the SEC's Public Referance Room at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Referance Room by calling th SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding Minden Bancshares and other issuers that file electronically at (http://www.sec.gov).

Ratification of Appointment of Independent Public Accountants
-------------------------------------------------------------

     The Board of Directors has nominated Heard, McElroy & Vestal, as auditors, to audit Minden Bancshares, Inc.'s consolidated financial statements for the fiscal year ending December 31, 1999. In the event this nomination is not ratified the Board will reconsider its selection.

     Heard, McElroy & Vestal has audited Minden Bancshares, Inc.'s annual consolidated financial statements beginning with the year ended December 31, 1985.

     Heard, McElroy & Vestal will not have a representative present at the annual meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF HEARD, MCELROY & VESTAL AS INDEPENDENT AUDITORS.

Shareholder Proposals for Next Annual Meeting
---------------------------------------------

     To be eligible for inclusion in Minden Bancshares, Inc.'s proxy material for the 1999 Annual Meeting of Shareholders, the proposal intended to be presented by a shareholder for action at that meeting must, in addition to meeting the shareholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, be received by the President of Minden Bancshares, Inc. not later than February 8, 2000, at Minden Bancshares, Inc.'s principal office, 401 Main Street, Minden, Louisiana, 71055.

Other Matters
-------------

     The Board of Directors is not aware of any other matters which may be presented at the annual meeting, but if other matters do properly come before the meeting, it is intended that shares of Common Stock represented by proxies in the accompanying form will be voted by the persons named in accordance with their best judgment.


     You are cordially invited to attend this year's meeting. However, whether you plan to attend the meeting or not, you are respectfully urged to sign and return the enclosed proxy, which may be revoked if you are present at the meeting and so request.



                                       --------------------------------------
                                       HARRY E. MCINNIS, JR.
                                       CHAIRMAN OF THE BOARD

                                       --------------------------------------
                                       JACK E. BYRD, JR.
March 25, 1999                         PRESIDENT & C.E.O.


MINDEN BANCSHARES, INC.
P. O. BOX 400                           PROXY
MINDEN, LA   71058-0400
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SOLICITED BY THE BOARD OF DIRECTORS for Annual Meeing of Shareholders

                                   MAIN OFFICE
                                   MINDEN BANK & TRUST COMPANY
                                   401 MAIN STREET
                                   MINDEN, LOUISIANA  71055
                                   TUESDAY, APRIL 13, 1999 AT 5:30 P.M.

The undersigned hereby appoints Harry E. McInnis, Jr. or Jack E. Byrd, Jr. or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Minden Bancshares, Inc. held on record by the undersigned on March 9, 1999, at the Annual Meeting of shareholders to be held on April 13, 1999, or any adjournment thereof.

Your vote for fourteen directors may be indicated on the reverse side. R. Thad Andress, Don L. Brice, Dr. Edward D. Brown, Jack E. Byrd, Jr., Dr. Gary G. Daniel, Hal K. Jackson, James D. Madden, S. Douglas Madden, Harry E. McInnis, Jr., John W. Montgomery, Joe E. Ratcliff, and R. E. Woodard, III have been nominated to serve until the next Annual Meeting of shareholders or until their earlier death, resignation, or removal from office. You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendation.

                              (Continued, and to be signed, on the reverse side)
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To Fellow Shareholders:

You are invited to attend the Annual Meeting of shareholders on April 13, 1999, at the Main Office of Minden Bank & Trust Company, 401 Main Street, Minden, Louisiana 71055.

Please sign, date and return the above proxy card promptly using the enclosed envelope. We encourage you to vote your proxy.

Thank you in advance for voting on these important matters.



                                        Jack E. Byrd, Jr.
                                        President and C.E.O.

THE VOTES REPRESENTED BY THIS PROXY WILL BE VOTED AS MARKED BY YOU. HOWEVER, IF YOU EXECUTE AND RETURN THE PROXY UNMARKED, SUCH VOTES WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

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          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.
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1.Election of directors (duly nominated and listed on the reverse side  of this proxy)
          Withheld    Withheld for the following only
 For       for all    (write the nominee's name(s) in the space below).

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2.  Ratification of independent       3.  In their discretion, the
    auditors                              Proxies are authorized to vote
    For      Against     Abstain          upon such matters as may properly
                                          come before the meeting.
    ----      ----        ----


                                      Please  date and sign exactly as name
                                      appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, please sign in full corporate name by President or other authorized officer. If partner-ship, please sign in partnership name by authorized person.

                                      Dated                              , 1999
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                                      ------------------------------------------
                                      Signature

                                      ------------------------------------------
                                      Signature if held jointly
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